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                        FORM OF COLLATERAL ASSIGNMENT OF
                        AGREEMENTS AFFECTING REAL ESTATE


                  THIS COLLATERAL ASSIGNMENT OF AGREEMENTS AFFECTING REAL ESTATE (the "Assignment") is made as of this _____ day of _____________, 1998, by , a ______________________ with offices at _______________________________
("Borrower") to ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, with offices at 415 McFarlan Road, Suite 202, Kennett Square, PA 19348 (together with its successors and assigns, "Lender").


                                   BACKGROUND


                  A. Lender has agreed to advance up to _________ ($_________) to Borrower (the "Loan") pursuant to a Construction Loan Agreement, dated as of the date hereof, between Borrower and Lender (the "Loan Agreement"), the terms and conditions of which are incorporated herein by this reference, for the purpose of financing the construction, erection and completion of certain improvements at and about the Property (as hereinafter defined) in order to convert the Property into a senior assisted living facility (the "Project"). The Loan is evidenced by a Secured Note of Borrower (the "Note") and other collateral documents described in the Loan Agreement, all of even date herewith, including, without limitation, a Mortgage and Security Agreement (the "Mortgage") from Borrower in favor of Lender encumbering certain real property situate in the Township of ___________________, as described more fully in Exhibit A attached hereto and made a part hereof (the "Property") and a Guaranty and Suretyship Agreement by ___________________ ("_____"), an affiliate of Borrower, in favor of Lender (the "Guaranty"). The Mortgage will be simultaneously recorded in _________________. The Loan Agreement, the Note, the Mortgage, the Guaranty, and the other collateral documents described in or accompanying the Loan Agreement, as the same may be modified, amended, supplemented or assigned from time to time, are hereinafter sometimes collectively referred to as the "Loan Documents." The Project and Property are hereinafter referred to collectively as the "Premises". Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

                  B. As a condition of making the Loan to Borrower, Lender has required Borrower to execute and deliver this Assignment.
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                              TERMS AND CONDITIONS

                  In consideration of the Loan, and intending to be legally bound, Borrower and Lender hereby agree:

                  0. Definition of Additional Collateral. The items which shall be the subject of this Assignment and which are sometimes collectively referred to herein as "Additional Collateral" are as follows:

                            0.1. All licenses, permits, approvals, certificates
and agreements with or from all boards, agencies, departments, governmental or otherwise, relating, directly or indirectly, to the construction, ownership, use, operation and maintenance of the Premises, whether heretofore or hereafter issued or executed, together with all renewals, extensions and amendments thereto and thereof (collectively, the "Licenses"; said boards, agencies, departments, governmental or otherwise being hereinafter collectively referred to as "Governmental Authorities").

                            0.2. All contracts related to the Project, including
(a) the Construction Contract between Borrower and _____________________________ dated __________________, (b) the Architect's Agreement between Borrower and _________________________________ dated ________________________, (c) the
Interior Design Services Agreement between Borrower and ________________________________ dated __________________ and (d) all other contracts, subcontracts, agreements, service and supply agreements, management contracts and purchase orders which have heretofore been or will hereafter be executed by or on behalf of Borrower, or which have been or will hereafter be assigned to Borrower, in connection with the construction, use, operation and maintenance of the Premises (collectively, and as the same may be amended, modified or supplemented from time to time, the "Contracts"; the parties with whom or to whom such Contracts have been, are or may hereafter be given are hereinafter collectively referred to as the "Contractors").

                            0.3. All warranties, guarantees, and other rights of
Borrower, direct and indirect, against manufacturers, dealers, suppliers, Contractors and others in connection with the work done or to be done and the materials supplied or to be supplied for the Project (together, the "Warranties").

                  1. Assignment. Borrower hereby assigns, transfers and sets over unto Lender all of Borrower's right, title and interest in and to the Additional Collateral and all rights and benefits therefrom, as security for the full, timely and faithful repayment by Borrower of the Loan and performance of all of the obligations under the Loan Documents, to the fullest extent permitted by law and by the terms of the Additional Collateral.


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                  2. Prior to Default; Notice of Default. Until the occurrence of an Event of Default under any of the Loan Documents, Borrower may retain, use and enjoy the benefits of the Additional Collateral. Upon the occurrence of any Event of Default under any of the Loan Documents, Lender may enforce this Assignment upon notice to Borrower. The affidavit or written statement of an officer, agent or attorney of Lender stating that there has been an Event of Default shall constitute conclusive evidence thereof, and any of the Governmental Authorities and Contractors or any other person is authorized and directed to rely thereon.

                  3.       Remedies.

                            3.1. Upon the occurrence of any Event of Default,
Lender may elect to exercise any and all of Borrower's rights and remedies to, upon and under the Additional Collateral, without any interference or objection from Borrower, and Borrower shall cooperate in causing the Contractors to comply with all the terms and conditions of the Contracts.

                            3.2. Upon the occurrence of any Event of Default
under any Loan Document, if and to the extent permitted by law and the terms of the Additional Collateral, Lender may, with or without entry upon the Premises, at its option, exercise any one or more of the following rights, powers and remedies: (a) take over and enjoy the benefits of the Licenses, Contracts and the other Additional Collateral and exercise Borrower's rights under the Additional Collateral, and perform all acts in the same manner and to the same extent as Borrower is entitled; (b) enter and take possession of the Premises; and (c) take over and assume the management, operation and maintenance of the Premises and perform in its own name or in the name of Borrower all acts necessary and proper in connection therewith. Borrower hereby appoints Lender its attorney-in-fact to enforce such remedies and to otherwise enforce the purposes of this Assignment. The aforesaid power of attorney shall be deemed coupled with an interest and shall be irrevocable. In connection with any and all of the foregoing powers, and without limiting the same, Lender may effect new Contracts, Licenses and Warranties, cancel or surrender existing Contracts, Licenses and Warranties, alter and amend the terms of and renew existing Contracts and Licenses, and make concessions to Governmental Authorities and Contractors and warrantors. Borrower hereby releases any and all claims which it has or might have against Lender arising out of any such action by Lender.

                  4. Faithful Performance. Borrower agrees faithfully to observe and perform all of the obligations and agreements imposed upon Borrower under the Licenses, Contracts and Warranties. From and after the date hereof, no Contract or License may be altered, amended or canceled.

                  5. No Assumption by Lender. Lender will not be deemed in any manner to have assumed any liabilities or obligations relating to any of the Additional Collateral, nor shall Lender be liable to Governmental Authorities or Contractors by reason of any default by any party under the Licenses or Contracts. Borrower agrees to indemnify and to hold Lender harmless of and from any and all liability, loss or damage which it may or might incur by reason of any claims or demands against it based on its alleged assumption of Borrower's duty and obligation to perform and discharge the terms, covenants and agreements of said Licenses, Contracts and Warranties.


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                  6. Liberal Construction; Advances by Lender. All of the
foregoing powers herein granted to Lender shall be liberally construed. Any amounts expended by Lender in the exercise of its rights hereunder, together with any reasonable attorneys' fees incurred in connection herewith, shall be considered advances for and on behalf of Borrower, secured by this Assignment and also evidenced and secured by the other Loan Documents. Any amounts so advanced shall bear interest at the Default Rate set forth in the Note from the respective dates of any such advances to the date of repayment in full.

                  7. Copies Furnished. Borrower shall, upon request of Lender, furnish Lender with a complete list of all Contracts, Licenses and Warranties. Further, if requested, Borrower shall deliver to Lender executed or certified copies of all Contracts, Licenses, Warranties and other written agreements, correspondence and memoranda between Borrower (and its predecessors in title) and Contractors and Governmental Authorities setting forth the contractual and other arrangements between them. Such requests may be made at any reasonable time. Monthly requests, or more frequent requests if made after the occurrence of an Event of Default, shall be deemed reasonable.

                  8. No Waiver, Mortgagee in Possession or Joint Venture. Nothing herein contained shall be construed as making Lender a mortgagee in possession, or as constituting a waiver or suspension by Lender of its right to enforce payment of the debts under the terms of the Loan Documents. Lender is not the agent, partner or joint venturer of either the Borrower or of any of the Contractors or Governmental Authorities.

                  9. Lender's Option to Enforce. This Assignment may be enforced from time to time by Lender in its discretion, with or without order of any court, and with or without appointment of a receiver, as Lender shall determine. Lender may also, at any time, cease to enforce this Assignment. Any failure on the part of Lender promptly to exercise any option hereby given or reserved shall not prevent the exercise of any such option at any time thereafter. Lender may pursue and enforce any remedy or remedies accorded it herein independently of, in conjunction or concurrently with, or subsequent to its pursuit and enforcement of any remedy or remedies which it may have under any of the Loan Documents under law or at equity.

                  10. Warranties and Representations. Borrower warrants and represents that:


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                            10.1. It has the right, power and authority to
execute and deliver this Assignment.

                            10.2. All third party consents and approvals
necessary to effectuate this Agreement, if any, have been obtained and are in full force and effect.

                            10.3. It has made no prior assignment of the
Additional Collateral.

                            10.4. All Additional Collateral which exists on the
date hereof is in full force and effect on the date hereof, subject to no appeal, claims, litigation, defaults, defenses, setoffs or counterclaims whatsoever. All fees required for the full effectiveness of each existing License have been paid in full.

                            10.5. There exists no event, condition or occurrence
which constitutes, or which with notice or the passage of time would constitute, a breach of or default under any term or condition of any of the Additional Collateral. Borrower hereby covenants and agrees not to do any act which would destroy or impair the security to the Lender of this Assignment.

                  11. Termination of Assignment. This Assignment shall terminate upon the repayment in full of the Note and the full performance of the obligations under the Loan Documents.

                  12. Construction. When the content so requires, the singular shall include the plural and conversely, and use of any gender shall include all genders.

                  13. Notices. All notices and other communications under this Assignment shall be made in accordance with Section 8.6 of the Loan Agreement.

                  14. JURISDICTION. BORROWER HEREBY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE COURTS OF THE UNITED STATES LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA IN ANY AND ALL ACTIONS OR PROCEEDINGS ARISING HEREUNDER OR PURSUANT HERETO, AND IRREVOCABLY AGREES TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS SET FORTH HEREIN OR SUCH OTHER ADDRESS AS BORROWER MAY DIRECT BY NOTICE TO LENDER. BORROWER IRREVOCABLY AS AN INDEPENDENT COVENANT WAIVES A JURY TRIAL AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING BETWEEN BORROWER AND LENDER, WHETHER HEREUNDER OR OTHERWISE.
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                  15. Headings. The headings preceding the text of the
paragraphs of this Assignment are inserted only for convenience of reference and shall not constitute a part of this Assignment, nor shall they in any way affect its meaning, construction or effect.

                  16. Miscellaneous. This Assignment (a) shall be governed by and construed according to the law of the Commonwealth of Pennsylvania (but not including the choice of law provisions thereof), (b) shall be binding upon Borrower, its successors and assigns, including any subsequent owner of the Premises, and shall inure to the benefit of Lender, its successors and assigns, including any assignee of or participant in the Loan, and (c) may not be amended except by a written agreement executed by the parties hereto.

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                  IN WITNESS WHEREOF, Borrower has caused this Assignment to be duly executed as of the day and year first above mentioned.




WITNESS:

_________________________                   By: ____________________________
Name:                                           Name:
                                                Title:

                                           [CORPORATE SEAL]





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_______________________:
                       : ss.
COUNTY OF______________:


                  On this _______________ day of ____________, 1998, before me, a Notary Public in and for the aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the
____________________ of , a ________________________, and that he, as such
______________ being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of such corporation by himself as such ___________________.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



[Notarial Seal]                      _________________________________
                                                Notary Public


                                              My Commission Expires:




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                                    EXHIBIT A